                                  Schedule 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

                              MIV THERAPEUTICS INC.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

         Not applicable
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

         Not applicable
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         Not applicable
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

         Not applicable
--------------------------------------------------------------------------------
(5) Total fee paid:

         Not applicable
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

MIV Therapeutics Inc.
Suite 1, 8765 Ash Street
Vancouver, BC, V6P 6T3



June 16, 2004




Dear Stockholder:

You are cordially invited to attend the 2003 annual meeting of stockholders of MIV Therapeutics Inc. to be held on Friday, July 30, 2004, at 10:00 a.m. local time, at the offices of MIV Therapeutics Inc. at Unit 1 - 8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3.

The annual meeting will begin with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and on other business properly brought before the meeting, followed by a report on our financial and operating performance.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING.

The vote of every stockholder is important and your cooperation in promptly returning your executed proxy will be appreciated. Each proxy is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

Sincerely,

/s/ Alan P. Lindsay
Alan P. Lindsay
Chairman of the Board of Directors
President and Chief Executive Officer

MIV Therapeutics Inc.
Unit 1, 8765 Ash Street
Vancouver, BC, V6P 6T3

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JULY 30, 2004

--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MIV Therapeutics Inc., a Nevada corporation, (the "Company") will be held on Friday, July 30, 2004, in Vancouver, BC, at 10:00 a.m., local time, for the following purposes:

         1. To elect three (3) directors to serve for the ensuing year and.or until their successors are elected.

         2. To ratify the appointment of Ellis Foster, Chartered Accountants, as Independent Accountants for the fiscal year ending May 31, 2004.

         3. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the closing of business on June 14, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy. Any proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

FOR THE BOARD OF DIRECTORS

/s/ Alan P. Lindsay
Alan P. Lindsay
Chairman of the Board of Directors
President and Chief Executive Officer

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

MIV Therapeutics Inc.
Unit 1, 8765 Ash Street
Vancouver, BC, V6P 6T3

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

The enclosed proxy is solicited on behalf of the Board for Directors of MIV Therapeutics Inc., a Nevada corporation (the "Company"), for use at the Company's 2003 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, July 30, 2004, at 10:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of the Company at Unit 1, 8765 Ash Street, Vancouver, BC, V6P 6T3. The Company's telephone number is (604) 301-9545.

INFORMATION CONCERNING SOLICITATION AND VOTING
----------------------------------------------

Purposes of the Annual Meeting
------------------------------

The purposes of the Annual Meeting are (i) to elect four directors to serve for the ensuing year and until their successors are duly elected and qualified; (ii) to ratify the appointment of Moore Stephens Ellis Foster Ltd., Chartered Accountants, as independent auditors of the Company for the fiscal year ending May 31, 2004; and (iii) to transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date and Shares Outstanding
----------------------------------

Shareholders of record at the close of business on June 14, 2004 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. At the Record Date, 40,092,993 shares of the Company's common stock were outstanding. For information regarding security ownership by management and by beneficial owners of more than 5% of the Company's common stock, see "Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies
-----------------------

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by (1) delivering a written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or (2) by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of proxy. Any written notice of revocation or subsequent proxy should be delivered to MIV Therapeutics Inc., Unit 1, 8765 Ash Street, Vancouver, BC, V6P 6T3, Attention: Secretary, or hand-delivered to the Secretary of MIV Therapeutics Inc. at or before the taking of the vote at the Annual Meeting.

Voting and Solicitation
-----------------------

Each shareholder entitled to vote at the Annual Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees as a director; and (ii) FOR ratification of the appointment of Moore Stephens Ellis Foster Ltd., Chartered Accountants, as independent auditors for the fiscal year ending May 31, 2004. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the shareholders at the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

Expenses of solicitation will be borne by MIV Therapeutics Inc. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Quorum; Abstentions; Broker Non-Votes
-------------------------------------

A majority of the shares of common stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast (the "Votes Cast") with respect to such matter.

A plurality of the votes duly cast is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors and to adopt the Company's Stock Option Plan.

While there is no definitive statutory or case law authority in Nevada as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. With respect to the proposals submitted to our shareholders for voting pursuant to this proxy solicitation, nominees will not have discretionary voting power with respect to Proposal 3, and will consequently be unable to vote shares held by beneficial owners who do not give voting instructions to nominees with respect to that proposal.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees
--------

Four nominees have been selected for election to MIV Therapeutics Inc.'s Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, three of whom are presently directors of the Company (Alan Lindsay, Patrick McGowan and Daniel Savard). In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

The name of and certain information regarding each nominee is set forth below.

                                                                  DIRECTOR
NAME OF NOMINEE       AGE      POSITION                           SINCE
---------------       ---      --------                           -----

Alan Lindsay          54       President, CEO and Chairman        05/16/2001
                               of the Board

Patrick McGowan       65       Secretary, CFO, Executive Vice     05/16/2002
                               President and Director

Daniel Savard         53       Director                           04/22/2003

Dov Shimon            54       Director                           n/a

Each of the nominees has been engaged in his principal occupation described below during the past five years. There are no family relationships among the directors or executive officers of the Company.

ALAN P. LINDSAY, Chairman, President, and CEO, age 54
-----------------------------------------------------

Mr. Lindsay has been MIVT's Chairman, President and CEO since October 2001. He has extensive experience in building companies and taking them public on recognized stock exchanges. Before coming to MIVT, Mr. Lindsay was the Chairman, President and CEO of Azco Mining, a base metals exploration company, he co-founded and took public on the Toronto and American Stock Exchanges. Mr. Lindsay served as Azco's CEO and President from 1991-1994, its Chairman and CEO from 1994-1997, and its President, Chairman and CEO from 1997-2000. Azco was listed on the Toronto Stock Exchange in 1993 and on the American Stock Exchange in 1994. Azco was delisted from both exchanges in 2003.

Mr. Lindsay was also Chairman of the Board of GeneMax Pharmaceuticals Inc., a company he co-founded 1999 and assisted with its financing. Mr. Lindsay resigned as Chairman prior to the company going public, and as director shortly afterward. In 2002 the Company was taken public through a reverse take over and was listed on the OTCBB under the name GeneMax Corp. It currently trades under the stock symbol GMXX. GeneMax Corp., through GeneMax Pharmaceuticals, is a product-focused biotechnology company specializing in the application of the latest discoveries in cellular immunology and cancer biology to the development of proprietary therapeutics aimed at the treatment and eradication of cancer and therapies for infectious diseases, autoimmune disorders and transplant tissue rejection.

Prior to becoming an entrepreneur, Mr. Lindsay was responsible for building a significant business and marketing organization in Vancouver, BC for Manulife Financial, a major international financial services corporation.

PATRICK A. MCGOWAN, Executive VP, Chief Financial Officer, Secretary, Director,
-------------------------------------------------------------------------------
age 65
------

Mr. McGowan is a management consultant specializing in assisting public companies with financing, regulatory filings, administration and business plans. From November 1, 2001 to the present, he has been engaged by the Company to serve as its Executive Vice President and Chief Financial Officer, and to assume responsibility for negotiations with attorneys, auditors and financial representatives and the day to day business operations of the Company. From September 1997 to the time he joined MIVT, Mr. McGowan served as CEO of American Petro-Hunter, Inc., an oil exploration company with duties including reviewing business proposals, writing business plans and approving corporate filings. Mr. McGowan was also responsible for all legal matters and functional areas of business for American Petro-Hunter including administration, accounting, contract negotiations, banking, writing press releases and overseeing regulatory filings. American Petro-Hunter is currently listed on the OTCBB under the stock symbol AAPH.

Mr. McGowan obtained his Masters of Business Administration from the University of Western Ontario in 1965, and his Bachelors of Science from the University of Oregon in 1963.

DANIEL SAVARD, Director, age 53
-------------------------------

Dr. Daniel Savard brings more than 20 years of clinical practice and clinical research in cardiology. From 1997 to the present, Dr. Savard has been President of Medi-Recherche Inc. and Assistant-Medical Director of the Quebec Blue Cross (Canassistance, Inc.). In 2001 Dr. Savard became a member of the Board of Governors of the Quebec Blue Cross. He is also member of the Societe des Medecins Experts du Quebec and he does expertise evaluation in Cardiology mainly for Insurance companies and in civil liability. Since 2000, he has been a Consultant for La Regie des Rentes du Quebec. Recently, he joined Biomundis, a Canadian venture capital company in biotechnology, as medical Director.

Dr. Savard holds a doctorate degree in medicine from Faculty of Medicine of Montreal University (1971-1976) and a license of the Medical Council of Canada. He completed postdoctoral training in Internal Medicine and in Cardiology at Montreal University (1976-1980) and a 1-year fellowship in clinical and research echocardiography at Quebec Heart Institute of Laval University. He has been certified in Cardiology from the Corporation des Medecins du Quebec and from the Royal College of Physicians and Surgeons of Canada. Dr. Savard is assistant professor of Medicine at University of Montreal and practicing at Centre Hospitalier Universitaire de Montreal, Notre-Dame Hospital in Montreal. His research interests are coronary heart disease, congestive heart failure, arterial hypertension, hyperlipidemia, angiogenesis therapy in coronary heart disease, circadian cycle and ambulatory blood pressure monitoring.

Dr. Savard is highly involved in clinical research. Indeed, he participated in 65 clinical trials of which several were international multicenter studies. He has been member of several pharmaceuticals clinical advisory boards for companies such as Pfizer, Hoechst Marion Roussel, Biovail Corp, Crystal Corp. and Aventis Pharma Inc. He is currently a consultant for Biovail Corp. and for Medisys, an important Canadian Health Care Management company.

He is an active member of several associations such as: the Association des Cardiologues du Quebec ,the Association des Medecins Specialistes du Quebec and of the Societe des Medecins Experts du Quebec. Dr. Savard has published more than 40 manuscripts from his research.

DOV SHIMON, Director, age 54
----------------------------

Dr. Dov Shimon is a renowned cardiac and thoracic surgeon. He graduated with honors from Hadassah Hebrew University Medical School in 1977, and trained from 1978-1984 as a surgeon and cardiothoracic surgeon at Hadassah University Hospital in Israel. From 1984-1986 he was the chief resident, in cardiovascular surgery at the University of Toronto, Canada, and in 1986 he became a heart transplantation fellow at the Medical College of Virginia in Richmond, Virginia. He was appointed as senior Cardiothoracic Surgeon at Hadassah in 1987 and tenured in 1989. He was head of the Israel Transplant Program from 1987-1992. Dr. Shimon pioneered Heart Transplantation in Israel (1987), lung Transplantation (1989) and Heart-Lung Transplantation (1993). He has performed more than 8,000 open-heart operations and thousands of other thoracic operations. Dr. Shimon has more than 17 years of experience in animal and clinical testing of medical devices.

In addition to his clinical duties as head of cardiovascular surgery, he was a director at the Artificial Heart Institute, Salt Lake City, Utah. He is a member of numerous medical and scientific societies including Mensa International, and has authored many peer reviewed publications. Dr. Shimon retired as Major from the IDF Medical Corps reserves (Paratroopers Battalion) where he had been decorated in 1972. He gained wide experience and has served as a senior military surgeon during the war in Lebanon in 1982-3 and multiple smaller scale collisions. Dr. Shimon completed Senior Business Management Studies in Tel-Aviv University, School of management in 1996. Dr. Shimon has been working since 1999 with medical device companies in design and implementation of preclinical and clinical studies. He founded and has been serving as CEO of SagaX Technologies for Medicine Inc. since 2002.

Vote Required and Recommended of the Board of Directors
-------------------------------------------------------

The four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted, shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect in the election of directors under Nevada Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board of Directors has appointed Moore Stephens Ellis Foster Ltd., Chartered Accountants, to audit the consolidated financial statements of the Company for the fiscal year ending May 31, 2004 and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Moore Stephens Ellis Foster Ltd., Chartered Accountants, have not previously audited the Company's financial statements. Its representatives are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Morgan & Co., Chartered Accountants, the Company's prior Auditors, has audited the Company's financial statements for each fiscal year since January 10, 2002.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2003

The aggregate fees billed by Morgan & Co., Chartered Accountants, for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended May 31, 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year and other corporate matters were $24,399.

The Company did not pay any fees to Moore Stephens Ellis Foster Ltd., Chartered Accountants for the fiscal year ended May 31, 2003.

Required Vote
-------------

Stockholder approval is not required for the appointment of Moore Stephens Ellis Foster Ltd., Chartered Accountants since the Board of Directors has the responsibility of selecting auditors. However, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Moore Stephens Ellis Foster Ltd., Chartered Accountants, the Board of Directors will reconsider its appointment. Even if the selection is ratified, the Board of Directors, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Recommendation of the Board of Directors
----------------------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD., CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 2004.


OTHER INFORMATION
-----------------

Executive Officers and Directors
--------------------------------

The following persons were executive officers during the Last Fiscal Year and executive officers of the Company as of the Record Date:

Name                                 Age      Position
----                                 ---      --------

Alan Lindsay (1)                     54       President, CEO, Chairman

Patrick McGowan, B.Sc., MBA (2)      65       Executive VP, CFO, Secretary,
                                              Director

Dr. Daniel Savard, M.D. (3)          53       Director

Dr. Tom Troczynksi, Ph.D. (4)        50       Vice President of Coatings

Arc Rajtar, M. Eng. (5)              56       Vice President Operations
                                              (MIVI Technologies, Inc.)

(1) Alan Lindsay was appointed as Director on May 16, 2001, and as President, CEO and Chairman on October 11, 2001.

(2) Patrick McGowan was appointed as Executive VP, CFO and Secretary on October 29, 2001 and appointed as Director on May 16, 2002.

(3)      Dr. Daniel Savard was appointed Director on April 22, 2003.

(4) Dr. Tom Troczynksi was appointed as Vice President of Coatings on February 14, 2002.

(5) Arc Rajtar has been Vice President (Operations) for MIVI Technologies, Inc., the Company's subsidiary since February, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and with the National Association of Securities Dealers. Such officers, directors, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with, except that several disclosures were made late.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of the four other most highly compensated individuals who served as executive officers of the Company at fiscal year end (the "Named Officers") and (iv) all individuals who served as directors or executive officers at fiscal year end as a group based upon 40,092,993 shares outstanding as of the Record Date:

                                              Shares beneficially owned (1) (2)
                                              ---------------------------------
Directors and Officers                        Number            Percent
----------------------                        ------            -------

Alan Lindsay                                  1,100,000 (3)     2.7%

Patrick McGowan                                 644,709 (4)     1.6%

Daniel Savard                                   250,000 (5)     0.6%

Tom Troczynski                                  782,953 (6)     2.0%

Arc Rajtar                                      200,000 (7)     0.5%

All Directors and Officers as a Group
(5 persons) as of the Record Date             2,977,662         7.4%

5% Holders
----------

Cede & Co.                                   23,169,721 (8)    57.8%

(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of June 14, 2004 through the exercise of any stock option or other right.

(2) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise noted, the address for all persons shall be the principal executive office of the Company.

(3) Includes 700,000 shares issuable upon exercise of outstanding options which were exercisable at June 14, 2004 or may become exercisable within sixty (60) days thereafter.

(4) Includes 600,000 shares issuable upon exercise of outstanding options which were exercisable at June 14, 2004 or may become exercisable within sixty (60) days thereafter.

(5) Represents 250,000 shares issuable upon exercise of outstanding options which were exercisable at June 14, 2004 or may become exercisable within sixty (60) days thereafter.

(6) Includes 200,000 shares issuable upon exercise of outstanding options which were exercisable at June 14, 2004 or may become exercisable within sixty (60) days thereafter.

(7) Represents 200,000 shares issuable upon exercise of outstanding options which were exercisable at June 14, 2004 or may become exercisable within sixty (60) days thereafter.

(8) Shares are held electronically in the Depository Trust and Clearing Corporation by various shareholders.

Executive Compensation
----------------------

The following table shows, as to each of the Named Officers and Directors, information concerning compensation paid for services to the Company in all capacities during the three fiscal years ended May 31, 2003, May 31, 2002 and May 31, 2001:

Summary Compensation Table
--------------------------
                           Annual Compensation                Long Term Compensation
                           -------------------                ----------------------

Name and                                                              Restricted   Securities
Principal                         Salary    Bonus     Other Annual    Stock        Underlying/
Position                 Year       ($)      ($)      Compensation    Awards       Options
--------                 ----       ---      ---      ------------    ------       -------
Alan P. Lindsay          2003     138,710     -       7,700             -          400,000
President, CEO           2002     133,100     -       -                 -          100,000
and Chairman             2001     110,000     -       -                 -          -

Patrick A. McGowan       2003     58,343      -       24,000            -          250,000
Exec VP, CFO,            2002     24,411      -       -                 -          250,000
Secretary and Director   2001     -           -       -                 -          -

Dr. Daniel Savard        2003     -           -       17,022            -          100,000
Director                 2002     -           -       -                 -          150,000
                         2001     -           -       -                 -          -

Nathan Blumberg          2003     -           -       17,022            -          50,000
Director                 2002     -           -       -                 -          -
                         2001     -           -       -                 -          -

Dr. Tom Troczynski       2003     39,567      -       6,368             -          100,000
                                                                                   500,000 warrants
Vice President of        2002     -           -       -                 -          -
Coatings                 2001     -           -       -                 -          -

Arc Rajtar               2003     71,064      -       6,898             -          -
Vice President,          2002     17,766      -       -                 -          150,000
Operations (MIVI)        2001     -           -       -                 -          -

(1) Of the $138,710 salary to Alan P. Lindsay, $36,000 has been paid and $102,710 remains accrued salary.

(2) Of the $39,567 salary paid to Tom Troczynski, $19,625 has been paid and $19,492 remains accrued salary. 500,000 warrants were issued to Dr. Troczynksi in October 2002. The warrants have an exercise price of $0.01 and expire on October 20, 2012

(3)      Dr. Blumberg resigned from the Board of Directors on June 18, 2003

Except as disclosed above, the Company did not pay any compensation to any director or executive in the fiscal year ended May 31, 2003.

Option Grants in Last Fiscal Year
---------------------------------

The following table shows, as to each of the Named Officers and Directors, option grants during the Fiscal Year ended May 31, 2003 and the potential realizable value of options, assuming 5% and 10% appreciation, at the end of their term:

                                   % of Total
                                   Options
                       Number of   Granted to                           Potential Realizable
                       Securities  Employees                            Value at Assumed
                       Underlying  During                               Annual Rates of:
                       Options     Fiscal       Exercise   Expiration   (1)         (2)
Name                   Granted     Year (3)     Price      Date         5%          10%
----                   -------     --------     -----      ----         ----------------
Alan Lindsay           200,000     47%          $0.21      04/23/08     $9,000      $19,492
                       200,000                  $0.17      04/23/08     $7,320      $15,779

Patrick McGowan        200,000     29%          $0.21      04/23/08     $9,000      $19,492
                        50,000                  $0.17      04/23/08     $1,830       $3,945

Daniel Savard          100,000     12%          $0.21      04/23/08     $4,526       $9,746

Tom Troczynksi         100,000     12%          $0.30      04/23/08     $6,465      $13,923

Arc Rajtar             -           -            -          -            -           -

(1)(2) The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the Securities and Exchange Commission, and do not represent the Company's estimate or projection of future common stock price.

(3) MIV Therapeutics Inc. granted options representing an aggregate of 850,000 shares to employees in the fiscal year ended May 31, 2003 under the 2001 Stock Option Plan.

No options were exercised by any of the Named Officers or Directors during the Last Fiscal Year.

The Board of Directors and Its Committees
-----------------------------------------

The Board of Directors met in person or via telephone regularly during the Company's fiscal year ended May 31, 2003. Each member of the Board of Directors attended at least 75% of the meetings. The Board of Directors currently does not have any Committees. The Company's Board of Directors is responsible for the selection and retention of independent auditors, audit reports and management recommendations made by the Company's independent auditors.

OTHER MATTERS
-------------

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.


FOR THE BOARD OF DIRECTORS

/s/ Alan Lindsay

Alan P. Lindsay
President, CEO and Chairman of the Board

June 16, 2004

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

                              MIV THERAPEUTICS INC.
                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors

The undersigned hereby appoints Alan P. Lindsay, with full power of substitution to represent the undersigned and to vote all the shares of common stock of MIV Therapeutics Inc. ("MIVT") which the undersigned is entitled to vote at the annual meeting of stockholders to be held in the offices of MIV Therapeutics Inc. at Unit 1, 8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3 on July 30, 2004, at 10:00 a.m., local time, and at any adjournment thereof, (1) as hereinafter specified upon the proposals listed below and as more particularly described in MIVT's Proxy Statement dated June 16, 2004, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of MIVT's 2003 Annual Report to Stockholders.

A vote FOR the following proposals is recommended by the Board of Directors:

1. Election of Director Alan P. Lindsay
2. Election of Director Patrick McGowan
3. Election of Director Dr. Daniel Savard
4. Election of Director Dr. Dov Shimon

[_] FOR ALL NOMINEES                    [_] WITHHOLD ALL NOMINEES

Instructions:

[_] To withhold authority for any individual nominee, place an "X" in this box and strike a line through the nominee's name listed above.

2. To ratify the appointment of Moore Stephens Ellis Foster Ltd., Chartered Accountants as the Company's independent auditors.

         [_] FOR         [_] AGAINST         [_] ABSTAIN

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 and 2.

Dated: ________________
(Be sure to date proxy)


__________________________________            __________________________________
(Signature of Stockholder)                    (Signature of Stockholder)

Please sign your name exactly as it appears on the stock certificate representing your shares. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, both should sign.